EXHIBIT 1

                             JOINT FILING AGREEMENT

     By this Agreement, the undersigned agree that this Statement on Schedule 13G being filed on or about this date, and any subsequent amendments thereto filed by any of us, with respect to the securities of Orexigen Therapeutics, Inc. is being filed on behalf of each of us.

February 9, 2010

                                        MOSHE ARKIN

                                        /s/ Menachem Inbar
                                        ----------------------------
                                        By: Menachem Inbar*
                                        Title: Attorney-in-fact

                                        M. ARKIN (1999) LTD.

                                        /s/ Menachem Inbar
                                        ----------------------------
                                        By: Menachem Inbar**
                                        Title: Attorney-in-fact for Moshe Arkin,
                                        Chairman of M. Arkin (1999) Ltd.

                                        SPHERA GLOBAL HEALTHCARE GP LTD.

                                        /s/ Menachem Inbar
                                        ----------------------------
                                        By: Menachem Inbar***
                                        Title: Director

                                        /s/ Doron Breen
                                        ----------------------------
                                        By: Doron Breen***
                                        Title: Director

                                        SPHERA GLOBAL HEALTHCARE MANAGEMENT L.P.

                                        BY SPHERA GLOBAL HEALTHCARE GP LTD.,
                                        GENERAL PARTNER

                                        /s/ Menachem Inbar
                                        ----------------------------
                                        By: Menachem Inbar***
                                        Title: Director

                                        /s/ Doron Breen
                                        ----------------------------
                                        By: Doron Breen***
                                        Title: Director

                                        SPHERA GLOBAL HEALTHCARE FUND

                                        /s/ Menachem Inbar
                                        ----------------------------
                                        By: Menachem Inbar****
                                        Title: Director

                                        /s/ Doron Breen
                                         ----------------------------
                                        By: Doron Breen****
                                        Title: Director

                                        SPHERA GLOBAL HEALTHCARE MASTER FUND

                                        /s/ Menachem Inbar
                                        ----------------------------
                                        By: Menachem Inbar*****
                                        Title: Director

                                        /s/ Doron Breen
                                        ----------------------------
                                        By: Doron Breen*****
                                        Title: Director

* Duly authorized under Special Power of Attorney appointing Menachem Inbar attorney-in-fact, dated February 9, 2010 by and on behalf of Moshe Arkin, attached hereto as Exhibit 2.

** Duly authorized under Special Power of Attorney appointing Menachem Inbar attorney-in-fact, dated February 9, 2010 by and on behalf of Moshe Arkin as Chairman of M. Arkin (1999) Ltd., attached hereto as Exhibit 3.


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


*** Duly authorized by Unanimous Written Consent of the Board of Directors of Sphera Global Healthcare GP Ltd. allowing Menachem Inbar and Doron Breen, acting together, to bind Sphera Global Healthcare Management L.P. for any and all matters, including the filing of any report with any governmental authority, dated November 29, 2009, attached hereto as Exhibit 4.

**** Duly authorized by Unanimous Written Resolution of the Board of Directors of Sphera Global Healthcare Fund allowing Menachem Inbar and Doron Breen, acting together, to bind Sphera Global Healthcare Fund for any and all matters, dated November 29, 2009, attached hereto as Exhibit 5.

***** Duly authorized by Unanimous Written Resolution of the Board of Directors of Sphera Global Healthcare Master Fund allowing Menachem Inbar and Doron Breen, acting together, to bind Sphera Global Healthcare Master Fund for any and all matters, dated November 29, 2009, attached hereto as Exhibit 6.


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